UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 14, 2010

CDI Corp.

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

001-05519	23-2394430
(Commission File Number)	(IRS Employer Identification No.)

1717 Arch Street, 35th Floor, Philadelphia, PA	19103-2768
(Address of Principal Executive Offices)	(Zip Code)

(215) 569-2200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On September 15, 2010, Roger H. Ballou, the President and Chief Executive Officer of CDI Corp. (“CDI”), plans to make a presentation to an investor conference which will include the information about CDI which is set forth on the slides attached to this report as Exhibit 99. Exhibit 99 is incorporated by reference in this Report. Following the presentation, the slides contained in Exhibit 99 will be posted on CDI’s website at www.cdicorp.com.

The information in Item 7.01 and Exhibit 99 of this Report is being furnished to comply with Regulation FD. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (as amended) or incorporated by reference in any filing under the Securities Act of 1933 (as amended) or the Securities Exchange Act of 1934 (as amended), except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibit

99	Slide presentation to be given by the Chief Executive Officer of CDI Corp. to investors on September 15, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDI CORP. (Registrant)

By:	/s/ ROGER H. BALLOU
Roger H. Ballou President and Chief Executive Officer

Date: September 14, 2010

EXHIBIT INDEX

Exhibit Number	Description

99	Slide presentation to be given by the Chief Executive Officer of CDI Corp. to investors on September 15, 2010.